Acquisitions	12 Months Ended
Dec. 31, 2011
Acquisitions [Abstract]
Acquisitions

(5) Acquisitions

The Company acquired all or a controlling interest in the following properties, which are included in its consolidated financial statements from the date of acquisition, in 2011 and 2010 (dollars in thousands)

	Reporting Segment	Acquisition Date	Property Type			Square Feet		Aggregate Purchase Price				Mortgage Debt Assumed(1)
2011:
440 First Street, NW(fee interest) (2)	Washington, D.C.	1/11/2011		Office		—			$8,000			$—
Cedar Hill / Merrill Lynch Building (3)	Northern Virginia / Maryland(3)	2/22/2011		Office		240,309			33,795			29,982
840 First Street, NE	Washington, D.C.	3/25/2011		Office		248,576			97,738			56,482
One Fair Oaks	Northern Virginia	4/8/2011		Office		214,214			58,036			52,909
Greenbrier Towers	Southern Virginia	7/19/2011		Office		171,902			16,641			—
1005 First Street, NE (4)	Washington, D.C.	8/4/2011		Office		30,414			45,240	(5)		—
Hillside Center	Maryland	11/18/2011		Office		86,189			17,124			14,154

						991,604			$276,574			$153,527

	Reporting Segment	Acquisition Date	Property Type		Square Feet		Aggregate Purchase Price			Mortgage Debt Assumed(1)
2010:
Three Flint Hill	Northern Virginia	4/28/2010	Office		173,762		$13,653				$—
500 First Street, NW	Washington, D.C.	6/30/2010	Office		129,035		67,838				—
Battlefield Corporate Center	Southern Virginia	10/28/2010	Office		96,720		8,310	(7)			—
Redland Corporate Center (6)	Maryland	11/10/2010	Office		347,462		86,358				—
Atlantic Corporate Park	Northern Virginia	11/19/2010	Office		220,610		22,550				—
1211 Connecticut Ave, NW	Washington, D.C.	12/9/2010	Office		125,119		49,500				—
440 First Street, NW (2)	Washington, D.C.	12/28/2010	Office		105,000		15,311				—
Mercedes Center	Maryland	12/29/2010	Industrial		295,673		22,641				14,699

					1,493,381		$286,161				$14,699

(1)	Reflects the fair value of the mortgage debt at the time of acquisition.
(2)

On December 28, 2010, the Company acquired 440 First Street, NW, a vacant eight-story, 105,000 square foot office building in Washington, D.C., for $15.3 million. On January 11, 2011, the Company purchased the fee interest in the property’s ground lease for $8.0 million. In 2011, the Company purchased 30,000 square feet of transferable development rights.

(3)	Cedar Hill and the Merrill Lynch Building were acquired in a portfolio acquisition.
(4)	The property was acquired through a consolidated joint venture in which the Company has a 97% economic and controlling interest.
(5)	Includes a deferred purchase price liability of $8.4 million, which is payable to the seller of the property in 2013.
(6)	The property was acquired through a consolidated joint venture in which the Company has a 97% economic and controlling interest.
(7)	The Company obtained a new $4.3 million mortgage loan to partially fund the acquisition of the property.

The Company incurred $5.0 million and $7.2 million of acquisition-related due diligence and closing costs during 2011 and 2010, respectively. In 2011, the Company incurred $1.8 million and $1.7 million of acquisition cost in the acquisition of 840 First Street, NE and 1005 First Street, NE, respectively. The acquisition costs associated with the remaining 2011 acquisitions listed above were immaterial. In 2010, the Company incurred $1.5 million in acquisition costs related to both 500 First Street, NW and Redland Corporate Center, $0.8 million for 1211Connecticut Ave, NW and $0.7 million for 440 First Street, NW. The acquisition costs associated with the remaining 2010 acquisitions listed above were immaterial.

On August 4, 2011, the Company formed a joint venture, which it has a 97% interest, with an affiliate of Perseus Realty, LLC to acquire 1005 First Street, NE in Washington, D.C. for $46.8 million, of which, $38.4 million was paid at closing and the remaining $8.4 million will be paid in August 2013. The Company recorded the $8.4 million deferred purchase price obligation at its fair value at the time of acquisition within “Accounts payable and other liabilities” in its consolidated balance sheets. The Company determined the fair value of the deferred purchase price by calculating the present value of the obligation that is due in 2013 using a discount rate for comparable transactions. The site is currently occupied by Greyhound Lines, Inc., “Greyhound”, which leased back the site under a ten-year lease agreement with a termination option, at no penalty, after the second year. Greyhound has announced that it intends to relocate its operations to nearby Union Station, at which point the joint venture anticipates developing the 1.6 acre site, which can accommodate development of up to approximately 712,000 square feet of office space. The development of the site will be managed by an affiliate of Perseus Realty, LLC. The property is located in a former industrial area of Washington, D.C. where contaminated soil and/or groundwater are commonly encountered due to past usage. The Company solicited a third party to quantify the remediation needed at the property to remove any contaminates. The third party determined the approximate cost of the site remediation to be $2.4 million, which the Company recorded as an addition to “Accounts payable and other liabilities” on its consolidated balance sheets. At acquisition, the fair value of the noncontrolling interest in the Greyhound property was approximately $1.2 million, which equates to the Company’s joint venture partner’s proportionate share of the purchase price.

On March 25, 2011, the Company acquired 840 First Street, NE, in Washington, D.C. for an aggregate purchase price of $90.0 million, with up to $10.0 million of additional consideration payable in Operating Partnership units upon the terms of a lease renewal by the building’s sole tenant or the re-tenanting of the property through November 2013. Based on an assessment of the probability of renewal and anticipated lease rates, the Company recorded a contingent consideration obligation of $9.4 million at acquisition, which reflects the Company’s estimate of the fair value of the obligation that will be payable to the seller under the terms of the acquisition agreement. In July 2011, the building’s sole tenant renewed its lease through August 2023 on the entire building with the exception of two floors. As a result, the Company issued 544,673 Operating Partnership units to satisfy $7.1 million of its contingent consideration obligation. At December 31, 2011, the remaining contingent consideration obligation was $0.7 million. For information on the assumptions used by the Company in determining fair value, see footnote 13, Fair Value Measurements. Also, upon completion of the final tax return by the prior ownership entity during the third quarter of 2011, the Company recognized a deferred tax liability associated with the carryover basis of the property. As a result, the Company recognized goodwill of approximately $4.8 million on its consolidated balance sheets representing the residual difference between the consideration transferred and the acquisition date fair value of the identifiable assets acquired and liabilities assumed, including deferred taxes representing the difference between the fair value at acquisition and the carryover basis used for income tax purposes.

The fair values of the assets and liabilities acquired in 2011 and 2010 are as follows (amounts in thousands):

	2011	2010
Land	$87,679	$87,786
Acquired tenant improvements	10,240	9,858
Building and improvements	146,358	151,190
Construction in progress	—	15,311
In-place leases	28,967	15,736
Acquired leasing commissions	2,766	4,386
Customer relationships	242	651
Marketing and legal intangible	207	—
Above-market leases acquired	2,772	712
Goodwill	4,830	—

Total assets acquired	284,061	285,630
Below-market leases assumed	(307)	(1,855)
Debt assumed	(153,527)	(14,699)
Deferred tax liability	(4,830)	—
Environmental remediation obligation	(2,350)	—
Deferred purchase price obligation	(6,840)	—
Acquisition related contingent consideration	(9,356)	—

Net assets acquired	$106,851	$269,076

The fair values for the assets and liabilities acquired in 2011 are preliminary as the Company continues to finalize their acquisition date fair value determination.

At December 31, 2011, the weighted average amortization period of the Company’s consolidated intangible assets acquired in 2011 was 7.4 years compared with 6.7 years in 2010. At December 31, 2011, the intangible assets acquired in 2011 were comprised of the following categories with their respective weighted average amortization periods: acquired tenant improvements 7.4 years; in-place leases 7.8 years; acquired leasing commissions 6.4 years; customer relationships 5.0 years; marketing and legal expenses 3.3 years; above-market leases 4.0 years; and below-market leases 6.4 years.

Pro Forma Financial Information (unaudited)

The unaudited pro forma financial information set forth below presents results as of December 31 as if all of the Company’s 2011 acquisitions, and related financings, had occurred on January 1, 2010. The pro forma information is not necessarily indicative of the results that actually would have occurred nor does it intend to indicate future operating results (amounts in thousands, except per share amounts):

	2011	2010
Pro forma total revenues	$181,222	$183,922
Pro forma net loss (1)	$(4,725)	$(8,166)
Pro forma net loss per share – basic and diluted (1)	$(0.27)	$(0.17)

(1)	Acquisition costs of $5.0 million, which were incurred in 2011, were removed from the 2011 operating results and included in the 2010 operating results.

The Company’s 2011 acquisitions contributed total revenues of $21.4 million and a net loss of $3.7 million, which was primarily due to the amortization of certain intangible assets with brief useful lives at 840 First Street, NE, to its consolidated statements of operations for 2011.